Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY
ACT OF 2002

I, Juanming Fang, certify that:

1. I have reviewed this annual report on Form 10-K of
Emo Capital Corp.;

2. Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in
light of the circumstances under which such statements were
made, not misleading with respect to the period covered by
this report;

3. Based on my knowledge, the financial statements, and
other financial information included in this report, fairly
present in all material respects the financial condition,
results of operations and cash flows of the registrant as
of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are
responsible for establishing and maintaining disclosure
controls and procedures (as defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
15d-15(f)) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries,
is made known to us by others within those entities,
particularly during the period in which this report is being prepared;

b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this
report based on such evaluation; and

d. Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has
materially affected, or is reasonably likely to materially
affect, the registrant's internal control over financial
reporting; and

5. The registrant's other certifying officer(s) and I have
disclosed, based on our most recent evaluation of internal
control over financial reporting, to the registrant's auditors and the Audit Committee of the registrant's Board of Directors
(or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting, which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the
registrant's internal control over financial reporting.

Date: November 13, 2012

By: /s/ Juanming Fang
      Juanming Fang
      Chief Executive Officer
      Director
      Principal Financial Officer
      Principal Accounting Officer